                                                                    EXHIBIT 10.1

                                December 17, 2004

033 Growth Partners I LP
033 Growth Partners Int'l Fund Ltd.
033 Growth Partners II LP
Oyster Pond Partners

         In order to induce you to exercise certain warrants held by you, dated
February 26, 2004, we will reduce the exercise price of such warrants, from
$1.00 to $.85; provided that if you do not exercise the number of warrants indicated on the signature page of this letter at the reduced price in full by wire transfer to us received no later than December 20, 2004, then the exercise price shall be reset to $1.00.

         In connection with such offer, you represent that you are either a
"Qualified Institutional Buyer" within the meaning of Rule 144A or an institutional "accredited investor" within the meaning of Regulation D and that you are acquiring such securities for investment and not for distribution. You also represent and warrant that you have consulted with your tax advisors with respect to the tax consequences of exercising the warrants.

         We also agree that to the extent you exercise your warrants at $.85 per share and we reduce the exercise price of any warrants for other investors holding the warrants by more than $.15 per share, then we shall pay you in cash the amount of any such excess decrease offered to such other investors. All per share amounts shall be adjusted for stock splits, stock dividends and similar events.

         You agree that the shares of common stock underlying any warrants you exercise at $0.85 (the "Sweetened Shares") which are currently included on the resale registration statement declared effective by the Securities and Exchange
Commission (the "SEC") in October 2004 will be removed from such registration statement. We agree to file a resale registration statement as to such Sweetened
Shares on or before January 10, 2005 (the "Target Filing Date") and to use our
best efforts to cause such registration statement to become effective by
February 15, 2005 (the "Target Effective Date"). Notwithstanding anything to the contrary contained in any other agreement that you have entered into with us,
Sweetened Shares shall not be included in the currently pending registration statement contemplating an underwritten public offering.

         If such resale registration statement is not filed by the Target Filing
Date, then we shall pay you, as liquidated damages, a cash penalty equal to 6.0%
of the amount paid by you to exercise such warrants at the reduced price hereunder. In addition, if such resale registration statement is not declared effective by the Target Effective Date, then we shall pay you, as liquidated damages, a cash penalty equal to 1.5 % of the amount paid by you to exercise such warrants at the reduced price hereunder at such date and for each full
14-day period such registration statement does not become effective subsequent to the Target Effective Date provided that such penalty shall not exceed 6.0%
per annum. Accordingly, for the avoidance of doubt, the first 1.5% penalty would be due February 15, 2005, the second would be due on March 1, 2005, the third on
March 15, 2005 and the last on March 30, 2005.

         Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by facsimile or overnight courier or by registered or certified mail, postage prepaid, addressed to you at the address set forth above; if to us, at 160 Raritan Center Parkway,
Edison, New Jersey 08837, Attention: Jan Chason. This Agreement and any rights and obligations hereunder may not be assigned.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                   Remainder of page intentionally left blank.

         If you agree with the foregoing, please so indicate by (i) signing in the space below, (ii) filling in the space below with the number of warrants you wish to exercise at the reduced price, and (iii) and faxing a copy of this letter back to us before 5:00 P.M. EST on December 17, 2004.

                                                   Sincerely,

                                                   MAJESCO HOLDINGS INC.

                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:

PURSUANT TO THE TERMS CONTAINED HEREIN, WE HEREBY ELECT TO EXERCISE WARRANTS TO
PURCHASE _____________ SHARES OF COMMON STOCK AT AN EXERCISE PRICE OF $0.85 PER
SHARE:

INVESTOR:

By:
   -------------------------
   Name:
   Title: